Texas New York Washington, DC Connecticut Dubai Kazakhstan London	Bracewell & Giuliani LLP 111 Congress Avenue Suite 2300 Austin, Texas 78701-4061 512.472.7800 Office 512.479.3940Fax bgllp.com

November 20, 2008

Securities and Exchange Commission

Division of Corporation Finance

100 F Street NE

Washington, DC  20549-7010

Attention:      Alexandra M. Ledbetter

Re:          Overstock.com, Inc.

Amendment No. 1 to Registration Statement on Form S-3

File No. 333-153087

Dear Ms. Ledbetter:

On behalf of our client Overstock.com, Inc. (the “Company”), we are responding to your letter dated September 15, 2008.  The following responses are numbered to correspond to the Staff’s comments.  Your comments are also set forth below for your convenience.

1.             We note the statement in the last paragraph of counsel’s opinion that “[t]he opinions expressed herein are given as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein.”  Please request that counsel file an opinion dated as of the effective date or remove the disclaimer regarding counsel’s obligation to update the opinion.  Moreover, the disclaimer should be revised so that it is consistent with your obligation to file updated legal opinions at the time of each take-down.

RESPONSE:  In response to your comment, we are filing an opinion without the disclaimer regarding an obligation to update the opinion, and revising the opinion so that it is consistent with the Company’s obligation to file updated legal opinions at the time of each take-down.

2.             The legal opinion provided to you by counsel expresses its opinion only as to the “General Corporation Law of the State of Delaware.”  Please have counsel confirm for us in writing that the legality opinion concurs with our understanding that the reference and limitation to the General Corporation Law of the State of Delaware includes the statutory provisions and also all applicable provisions of the Delaware Constitution and the reported judicial cases interpreting those laws currently in effect.  Please file this confirmation as correspondence on the EDGAR system.

RESPONSE:  In response to your request, we hereby confirm to you that the opinion reference and limitation to the General Corporation Law of the State of Delaware includes the statutory provisions and also all applicable provisions of the Delaware Constitution and the reported judicial cases interpreting those laws currently in effect.

At your request, the Company hereby acknowledges that:

1.             Should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;

2.             The action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Company from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and

3.             The Company may not assert staff comments and the declaration of effectiveness as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If members of the Staff have any further comments or questions or require any additional information, please contact me at the above address or by telephone at 512-542-2122.  We appreciate the Staff’s review.

Very truly yours,

Bracewell & Giuliani LLP

/s/ Thomas W. Adkins

Thomas W. Adkins

Copies:	Jonathan E. Johnson III
President
Overstock.com, Inc.